                                                                     Exhibit 3.2
                                     Form 1
                                  (Section 5)

                                  Company Act

                                   MEMORANDUM


     We wish to be formed into a company with limited liability under the Company Act in pursuance of this memorandum.

     1.  The name of the Company is:

                "HYPERSTEALTH BIOTECHNOLOGY CORPORATION"

     2. The authorized capital of the Company is One Hundred Million (100,000,000) common shares without par value.

     3. We agree to take the number and kind of shares in the Company set opposite our names.


--------------------------------------------------------------------------------
Full Name, Resident Address                      Number and Kind of Shares
and occupation of Subscriber                       taken by Subscriber
--------------------------------------------------------------------------------


    /s/ Guy Cramer
--------------------------------
Signature of Subscriber

Guy Cramer,
1669 Manning Avenue (Bsmt),                           1 Common Share
Port Coquitlam, B.C. V3B lK7                            without par value
Sales Executive

   /s/ Gino Gemma
--------------------------------
Signature of Subscriber

Gino Gemma,
6441 Lougheed Highway,                                 1 Common Share
Burnaby, B.C. VSB 3Al                                    without par value
Executive

                         Total Shares Taken:           2 Common Shares
                                                         without par value

Dated the 9 day of February 1999

                                  Company Act

                         Province of British Columbia


                  ------------------------------------------
                                   ARTICLES

                                      OF

                    HYPERSTEALTH BIOTECHNOLOGY CORPORATION
                  ------------------------------------------



                                Vancouver, B.C.
                               9 February, 1999

                                 "COMPANY ACT"

                          ARTICLES of ASSOCIATION of
                    Hyperstealth Biotechnology Corporation


                               TABLE OF CONTENTS




PART      ARTICLE         SUBJECT
1.        INTERPRETATION
          1.1             Definition
          1.2 & 1.3       Construction of Words
          1.4             Company Act Definitions Applicable
          1.5             Table "A" Inapplicable


2.        SHARES AND SHARE CERTIFICATES
          2.1             Authorized Capital
          2.2             Form of Certificate
          2.3             Member Entitled to Certificate
          2.4             Delivery of Certificate
          2.5             Replacement of Lost or Defaced Certificate
          2.6             Recognition of Trusts
          2.7             Execution of Certificates
          2.8             Delivery to Joint Holders

3.        ISSUE OF SHARES
          3.1             Commencement of Business
          3.2             Directors Authorized
          3.3             Conditions of Allotment
          3.4             Commissions
          3.5             Brokerage
          3.6             Conditions of Issue
          3.7             Price of Shares Without Par Value
          3.8             Share Purchase Warrants

4.        SHARE TRANSFERS
          4.1             Transferability and Instrument of Transfer
          4.2             Submission of Instruments of Transfer
          4.3             Execution of Instrument of Transfer
          4.4             Inquiry as to Title Not Required
          4.5             Transfer Fee
          4.6             Registrars and Transfer Agents

5,        TRANSMISSION OF SHARES
          5.1             Personal Representative Recognized on Death
          5.2             Persons in Representative Capacity
          5.3             By Statute or Court Order

6.        ALTERATION OF CAPITAL
          6.1             Ordinary Resolution Required
          6.2             Increase of Maximum Selling Price
          6.3             Articles Apply to New Capital
          6.4             Class Meetings of Members

7.        PURCHASE OF SHARES
          7.1             Company Authorized to Purchase its Shares
          7.2             Directors to Decide on Shares Redeemed
          7.3             Sale and Voting of Purchased or Redeemed Shares

8.        BORROWING POWERS
          8.1             Powers of Directors
          8.2             Negotiability of Debt Obligations
          8.3             Special Rights on Debt Obligations
          8.4             Registers of Debt Obligations and Holders Thereof
          8.5             Execution of Debt Obligation Documents
          8.6             Delivery of Debentures

9.        GENERAL MEETINGS
          9.1             Annual General Meetings
          9.2             Waiver of Annual General Meeting
          9.3             Classification of General Meetings
          9.4             Calling of Meetings
          9.5             Requisition of General Meetings
          9.6             Notice for General Meetings
          9.7             Waiver of Notice
          9.8             Notice of Special Business at General Meeting

10.       PROCEEDINGS
          -----------
          10.1            Special Business
          10.2            Quorum
          10.3            Requirement of Quorum
          10.4            Lack of Quorum
          10.5            Chairman
          10.6            Alternate Director
          10.7            Adjournments
          10.8            Decisions by Show of Hands or Poll
          10.9            Resolution Need Not Be Seconded
          10.10           Casting Vote
          10.11           Manner of Taking Poll
          10.12           Casting of Votes
          10.13           Demand for Poll
          10.14           Demand for Poll Not to Prevent Continuance of Meeting
          10.15           Retention of Ballots Cast on a Poll

11.       VOTES OF MEMBERS
          11.1            Number of Votes per Share or Member
          11.2            Votes of Persons in Representative Capacity
          11.3            Votes by Joint Holders
          11.4            Representative of a Corporate Member
          11.5            Votes by Committee of a Member
          11.6            Appointment by Proxyholders

          11.7            Execution of Proxy Instrument
          11.8            Qualification of a Proxyholder
          11.9            Deposit of Proxy
          11.10           Validity of Proxy
          11.11           Vote Form of Proxy

12.       DIRECTORS
          12.1            Responsible for Management
          12.2            Number of Directors
          12.3            Share Qualification of Directors
          12.4            Remuneration and Expenses of Directors
          12.5            Appointment of Attorneys
          12.6            Directors Interested in Transactions with Company
          12.7            Right to Office and Contract with Company
          12.8            Director Acting in Professional Capacity
          12.9            Directors Interested in Other Corporate Entities
          12.10           Alternate Directors

13.       TERMINATION OF DIRECTORSHIP OF DIRECTORS
          13.1            Grounds for Termination

14.       RETIREMENT AND ELECTION OF DIRECTORS
          14.1            Election at Annual General Meetings
          14.2            Removal of Directors
          14.3            Filling a Casual Vacancy

15.       PROCEEDINGS OF DIRECTORS
          15.1            Meetings, Quorum and Chairman
          15.2            Call and Notice of Meetings
          15.3            Competence of Quorum
          15.4            Continuing Directors May Act During a Vacancy
          15.5            Appointment of Directors Committees
          15.6            Committee Chairman
          15.7            Committee Meetings
          15.8            Validity of Meetings Where Directorship Deficient
          15.9            Newly Elected Directors
          15.10           Waiver of Notice of Meetings
          15.11           Majority Rule
          15.12           Resolution in Writing Effective
          15.13           Meetings by Conference Telephone

16.       OFFICERS
          16.1            President and Secretary Required
          16.2            Directors Authority
          16.3            Disclosure of Conflicting Interests
          16.4            Duties of Secretary

17.       MINUTES, DOCUMENTS AND RECORDS
          17.1            Minutes to be Kept
          17.2            Records Office

18.       EXECUTION OF DOCUMENTS
          18.1            Seal Optional
          18.2            Official Seal
          18.3            Affixation of Seal to Documents
          18.4            Mechanical Reproduction of Signatures

19.       DIVIDENDS
          19.1            Declaration of Dividends
          19.2            Proportionate to Number of Shares Held
          19.3            Dividend Bears No Interest
          19.4            Payment in Specie Permitted
          19.5            Capitalization of Undisturbed Surplus
          19.6            Payment of Dividends
          19.7            No Payment of Dividends
          19.8            Effect of Transfer of Shares
          19.9            Fractional Shares
          19.10           Reserves

20.       ACCOUNTS
          20.1            Accounts to be Kept
          20.2            Location of Accounts
          20.3            Inspection of Accounts

21.       NOTICES
          21.1            Definition
          21.2            Method of Giving Notice
          21.3            Notice to Joint Holders
          21.4            Notice to Personal Representative
          21.5            Notice Deemed Effective
          21.6            Date Notice Deemed Given
          21.7            Persons to Receive Notice

22.       INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS,
          EMPLOYEES, AND CERTAIN AGENTS
          22.1            Party to Legal Proceedings
          22.2            Officers, Employees, Agents
          22.3            Extent of Indemnification
          22.4            Persons Undertaking Liabilities
          22.5            Limitation of Liability
          22.6            Directors May Rely
          22.7            Company May Purchase Insurance

23.       PROHIBITIONS
          23.1            Transfers and Registers Restricted

24.       RESTRICTIONS ON SHARE TRANSFERS
          24.1            Directors May Decline to Register Transfers
          24.2            Offer to Other Members

                                 "COMPANY ACT"

                          ARTICLES OF ASSOCIATION of

                    HYPERSTEALTH BIOTECHNOLOGY CORPORATION

PART 1    INTERPRETATION

1.1  In these Articles, unless the context otherwise requires:

     (a) "Board of Directors" or "Board" means the directors of the Company for the time being;

     (b) "casual vacancy" shall mean any vacancy occurring in the Board of Directors of the Company save and except for a vacancy occurring at an annual general meeting of the Company;

     (c) "Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

     (d)  "directors" means the directors of the Company for the time being;

     (e)  "month" means calendar month.

     (f) "ordinary resolution" has the meaning assigned thereto by the Company Act;

     (g) "register" means the register of members to be kept pursuant to the Company Act;

     (h) "registered address" of a member shall be his address as recorded in the register,

     (i) "registered address" of a director means his address as recorded in the Company's register of directors to be kept pursuant to the Company Act;

     (j)  "reporting company" has the meaning assigned thereto by the Company
          Act;

     (k)  "seal" means the common seal of the Company, if the Company has one;

     (l)  "special resolution" has the meaning assigned thereto by the Company
          Act;

1.2 Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3 Words importing the singular include the plural and vice versa; and words importing a male person include a female person and a corporation.

1.4 The definitions in the Company Act shall, with the necessary changes and so far as applicable, apply to these Articles.

1.5 The regulations contained in Table A in the First Schedule to the Company Act shall not apply to the Company.


PART 2    SHARES AND SHARE CERTIFICATES

2.1 The authorized capital of the Company shall consist of shares of a class or classes, which may be divided into one or more series, as described in the Memorandum of the Company and shall be evidenced or represented in the form of a certificate. and each class of shares shall have a distinct form of certificate.

2.2 Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the Company Act.

2.3 Every member is entitled. without charge, to one certificate representing the share or shares of each class held by him or upon paying a sum not exceeding the amount permitted by the Company Act, as the directors may from time to time determine, several certificates each for one or more of those shares; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the post by registered pre-paid mail to the member entitled thereto at his registered address, and the Company shall not be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the post or stolen.

2.4 Certificates shall be available for delivery by the Company within one month after the allotment of and payment in full for any of its shares, or within one month after the delivery to the Company of an instrument of transfer, unless the conditions of the share otherwise provide, or where the Company has issued shares with a special right to convert attached thereto, within one month after receipt by the Company of the share certificate for the share to be converted properly tendered for conversion.

2.5  If a share certificate:

     (a) is worn out or defaced. the directors may, upon production to them of that certificate and upon such other terms if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate in lieu thereof;

     (b) is lost, stolen or destroyed. then upon proof thereof to the satisfaction of the directors and upon such indemnity, if any, as the directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate, or

     (c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered. the Company shall cancel the certificate so surrendered and issue in place thereof certificates in accordance with the request.

     A sum, not exceeding that permitted by the Company Act, as the directors may from time to time fix, shall be paid to the Company for each certificate issued under this Article.

2.6 Except as required by law or statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder

2.7 Every share certificate shall be signed manually by at least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

2.8 The certificates of shares registered in the name of two or more persons shall be delivered to the person first named on the register.

PART 3    ISSUE OF SHARES

3.1 The Company may commence business forthwith upon its incorporation notwithstanding that any part of the capital of the Company may remain unallotted or unsubscribed.

3.2 Subject to the Company Act and any provision contained in a resolution passed at a general meeting authorizing any alteration of the capital of the Company, the unissued shares of the Company together with any shares of the Company purchased or redeemed by the Company and not cancelled shall be under the control of the directors who may, subject to the rights of the holders of the shares of the Company for the time being, issue, allot, sell, grant options on, or otherwise dispose of such shares to such persons, including directors, and upon such terms and conditions, and at such price or for such consideration, as the directors, in their absolute discretion, may determine.

3.3 While the Company is not a reporting company and if the directors are so required by the Company Act, they shall, before allotting any shares of the Company, first offer such shares pro rata to the members in the following manner

     (a) if the shares are not divided into classes the directors shall make such offer pro rata to the members;

     (b) if there are classes of shares, the directors shall make such offer pro rata to the members holding all shares of the class proposed to be allotted and if any shares remain, the directors shall then offer the remaining shares pro rata to the other members;

     (c) any such offer shall be made by notice specifying the number of shares offered and limiting a time for acceptance which shall not be less than seven days;

     (d) after the expiration of the time for acceptance or on receipt of written confirmation from the person to whom the offer is made that he declines to accept the offer, and if there are no other members holding shares who should first receive an offer, the directors may for three months thereafter offer the shares to such persons and in such manner as they think most beneficial to the Company; but the offer to those persons shall not be at a price less than, or on terms more favorable than, the offer to the members; and

     (e) the directors shall not be required to make such an offer to a member who has waived in writing his right to receive such offer and, while the Company is a reporting company, such pro rata offering need not be made.

3.4 The Company may at any time, subject to the Company Act, pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares of the Company, which commission or discount, except where the Company is a specially limited company, shall not, in the aggregate exceed twenty-five percent (25%) of the subscription price. Where the Company is a specially limited company, such discount or commission shall not exceed ninety-five percent (95%) of the subscription price or the par value, whichever is the greater. The company may also pay such brokerage as may be lawful.

3.5 The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.6 Except as provided for by the Company Act, no share may be issued until it is fully paid by the receipt by the Company of the full consideration therefor in cash, property or past services actually performed for the Company. The document evidencing indebtedness of the person to whom the shares are allotted is not property for the purpose of this Article. The value of property and services for the purpose of this Article shall be the fair market value thereof as determined by the directors by resolution.

3.7 The directors may determine the price or consideration at or for which shares without par value may be issued.

3.8 The Company may, subject to the Company Act, issue share purchase warrants upon such terms and conditions as the directors shall determine, which share purchase warrants may be issued alone or in conjunction with debentures, debenture, stock, bonds, shares or any other security issued or created by the Company from time to time.

PART 4    SHARE TRANSFERS

4.1  Subject to the restrictions, if any, set forth in these Articles, (see Part
     24), any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's form of share certificates, and in any form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.

4.2 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.

4.3 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer constitutes an authority to the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its agents.

4.4 The Company, and its directors, officers and agents are not bound to inquire into any title of the transferee of any shares to be transferred, and are not liable to the registered or any intermediate owner of those shares, for registering the transfer.

4.5 There shall be paid to the Company in respect of the registration of any transfer a sum, not exceeding that permitted by the Company Act, as the Directors deem fit.

4.6 The Company may appoint one or more trust Companies as its transfer agent or registrar for the purpose of issuing, countersigning, registering, transferring and certifying the shares and share certificates of the Company and the Company may cause to be kept one or more branch registers of members at such places within or without British Columbia. The directors may from time to time by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of such registers or branch registers.

PART 5    TRANSMISSION OF SHARES

5.1 In case of the death of a member, not being one of several joint holders, the representative as set out in the Company Act of the deceased shall be the only person recognized by the Company as having any title to he shares registered in the name of such member, and in the case of death of anyone or more-of the joint registered holders of any share, the survivor or survivors shall be the only person or persons recognized by the Company as having any title to or interest in such share, but nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share that had been jointly held by him with other persons.

5.2 A member's guardian, committee, trustee, curator, tutor, personal representative or Trustee in bankruptcy who becomes entitled to a share as a result of the death or bankruptcy of any member shall, upon production to the registered office of the Company of such documents as may be required by the Company Act be registered as holder of the share to which he is so entitled

5.3 Any person who becomes entitled to a share by operation of statute or as a result of an order of a court of competent jurisdiction, shall, upon production of such evidence as is required by the Company Act, be registered as holder of such share.

PART 6    ALTERATION OF CAPITAL

6.1 The Company may, by ordinary resolution filed with the Registrar, amend its memorandum to increase the share capital of the Company by:

     (a)  creating shares with par value or shares without par value, or both;

     (b) increasing the number of shares with par value or shares without par value, or both;

     (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2 The directors may, by resolution, increase the consideration at or for which shares without nominal or par value may he issued

6.3 Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these Articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these Articles.

6.4 Unless these Articles elsewhere specifically otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares. A quorum for a class meeting of members shall be one person holding shares of that class present in person at the commencement of the meeting and representing in person or by proxy not less than one-third of the class of shares affected, and one person, if he is a quorum, may constitute a class meeting.

PART 7    PURCHASE OF SHARES

7.1 Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class or series of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or unless the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class to be purchased, unless the purchase is of such a nature that the Company Act exempts such purchase from the requirement of making the offer to purchase pro rata to every member who holds shares of the class or series to be purchased.

7.2 If the company proposes at its option to redeem some but not all of the shares of any class or series, the directors may, subject to the special rights and restrictions attached to such class or series, decide the manner in which the shares to be redeemed shall be selected.

7.3 Subject to the provisions of the Company Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of these shares and no dividend shall be paid thereon.

PART 8    BORROWING POWERS

8.1 The directors may from time to time at their discretion authorize the Company to borrow any sum of money for the purposes of the Company and may raise or secure the repayment of that sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or other security on the undertaking or the whole or any part of the property of the Company, both present and future.

8.2 The directors may make any debentures, bonds or other debt obligations issued by the Company by their terms, assignable free from any equities between the Company and the person to whom they may be issued, or any other person who lawfully acquires the same by assignment, purchase, or otherwise, howsoever.

8.3 The directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount, premium or otherwise, and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

8.4  The Company shall keep or cause to be kept in accordance with the Company
     Act

     (a)  a register of its debentures and debt obligations, and

     (b) a register of the holders of its bonds, debentures and other debt obligations,

     and subject to the provisions, the Company Act may keep or cause to be kept one or more branch registers of the holders of its bonds, debentures, or other debt obligations within or without the Province of British Columbia as the directors may from time to time determine and the directors may by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.5 If the directors so authorize, or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides, any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of such directors or officers printed or otherwise mechanically reproduced thereon and in either case, shall be as valid as if signed manually, but no such bond. debenture or other debt obligation shall be issued unless it is manually signed, countersigned or certified by or on behalf of a trust company or other transfer agent or registrar duly authorized by the directors or the instrument under which such bonds, debentures or other debt obligations are issued so to do. Notwithstanding that any persons whose facsimile signature is so used shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the actual issue thereof, the bond, debenture or other debt obligation shall be valid and binding on the Company.

8.6 Unless the conditions of issue of a debenture otherwise provide, the Company shall, within one month after the allotment of and payment for any debenture, have available for delivery the debenture so allotted and paid for. The Company shall, within one month after the delivery to it of an instrument of transfer of a debenture, have available for delivery the debenture transferred. If the directors of the Company refuse to register a transfer of a debenture, a notice of such refusal shall be sent to the prospective transferee within one month after the date on which the instrument of transfer was delivered to the Company.

PART 9    GENERAL MEETINGS

9.1 Subject to Article 9.2 and to the Company Act the first annual general meeting shall be held within 15 months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time, not being more than 13 months after the holding of the past preceding annual general meeting, and place as the directors shall appoint. In default of the meeting being so held, the meeting shall be held in the month next following and may be called by any two members in the same manner as nearly as possible as that in which meetings are to be called by the directors.

9.2 If the Company is not a reporting company and if all members entitled to attend and vote at the annual general meeting of the Company consent in writing each year to the business required to be transacted at the annual general meeting, that business shall be as valid as if transacted at an annual general meeting duly convened and held and, it is not necessary for the Company to hold an annual general meeting that year.

9.3 Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.

9.4 The directors may, whenever they think fit, and they shall, promptly on the receipt of a requisition of a member or members of the Company representing not less than one-twentieth of such of the issued shares in the capital of the Company as at the date of the requisition carry the right of voting in all circumstances at general meetings, call an extraordinary general meeting of the Company.

9.5 Any such requisition, and the meeting to be called pursuant thereto, shall comply with the provisions of the Company Act.

9.6 Not less than 21 days' notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that business shall be given in the manner mentioned in Article 21, or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice thereof has been given or not, to any person as may by law or under these Articles or other regulations of the Company entitled to receive such notice from the Company. But the accidental omission to give notice of any meeting to, or the non-receipt of any such notice by, any of such persons shall not invalidate any proceedings at that meeting.

9.7 All the members of the Company entitled to attend at a general meeting may. by unanimous consent in writing given before, during or after the meeting, or. if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting, and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting. The directors may, for the purpose of determining members entitled to notice of. or to vote at, any general meeting or class meeting fix in advance a date as the record date, which date shall not be more than 49 days before the date of the meeting. Where no such record date is fixed. it shall be deemed to be the date on which the notice calling the general meeting or class meeting is mailed for the purpose of determining those members entitled to notice and to vote at such meeting.

9.8 Where any special business includes the presenting, considering, approving, ratifying or authorizing of the execution of any document, then the portion of any notice relating to such document shall be sufficient if the same states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in such notice during business hours in any specified working day or days prior to the date of the meeting.

PART 10   PROCEEDINGS AT GENERAL MEETINGS

10.1 The following business at a general meeting shall be deemed to be special business:

     (a)  all business at an extraordinary general meeting, and

     (b) all business that is transacted at an annual general meeting, with the exception of the consideration of the financial statement and the report of the directors and auditors, the election of directors, the appointment of the auditors and such other business as, under these Articles, ought to be transacted at an annual general meeting, or any business which is brought under consideration by the report of the directors.

10.2 Save as otherwise herein provided a quorum for a general meeting shall be two members or proxyholders representing two members; or one member and a proxyholder representing another member personally present at the commencement of the meeting and holding or representing by proxy not less than one twentieth of the issued shares of a class of shares the holders of which are entitled to attend and to vote at such meeting. Where the Company has only one member, the quorum shall be that member or his proxyholder.

10.3 No business, other than the election of a chairman and the adjournment of the meeting shall be transacted at any general meeting unless the quorum requisite is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

10.4 If within one-half hour from the time appointed for a meeting, a quorum is not present, the meeting, if convened by requisition of the members, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place. If at such adjourned meeting a quorum is not present within one-ha1f hour from the time appointed, the person or persons present and being or representing by proxy, a member or members entitled to attend and vote at the meeting shall constitute a quorum.

10.5 The Chairman of the Board, if any, or in his absence the President of the Company shall be entitled to preside as chairman at every general meeting of the Company.

10.6 If at any meeting neither the Chairman of the Board, if any, nor the President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the directors present shall choose some one of their number to be chairman. If no director be present or if all the directors present decline to take the chair or shall fail to so choose, the members present shall choose one of their number to be chairman.

10.7 The chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

10.8 Subject to the provisions of the Company Act, every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person or by proxy, and the chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority, or lost or not carried by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

10.9 No resolution proposed at a meeting need be seconded and the chairman of any meeting shall be entitled to move or second a resolution.

10.10 In case of an equality of votes upon a resolution the chairman shall not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which he may be entitled as a member.

10.11 Subject to the provisions of Article 10.13, if a poll is duly demanded as aforesaid, it shall be taken in such manner and at such time within seven days from the date of the meeting and place as the chairman of the meeting directs, and either at once or after an interval or adjournment not exceeding seven days, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand for a poll may be withdrawn. In the case of ally dispute as to the admission or rejection of a vote, the chairman shall determine the same and such determination made in good faith shall be final and conclusive.

10.12 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.13 No poll may be demanded on the election of a chairman of a meeting and a poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

10.14 The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.15 Every ballot cast upon a poll and every proxy appointing a proxyholder who cast a ballot upon a poll shall be retained by the Secretary for the period and be subject to the inspection as the Company Act may provide.

PART 11   VOTES OF MEMBERS

11.1 Subject to any special rights or restrictions for the time being attached to any shares, on a show of hands every member present in person shall have one vote, and on a poll every member, present in person or by proxy, shall have one vote for each share which is registered in his name.

11.2 Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member, but, unless the directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3 Where there are joint members registered in respect of any share, anyone of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purpose of this Article, be deemed joint members.

11.4 A corporation, not being a subsidiary of the Company, that is a member may vote by its proxyholder or by its duly authorized representative. Such proxyholder or duly authorized representative is entitled to speak, vote, and in all other respects exercise the rights of a member and shall be deemed to be a member for all purposes in connection with any general meeting of the Company. Where the member is a subsidiary of the Company, the member shall not form part of the quorum, or vote or permit to be voted any shares of the Company registered in its name at a general meeting of members of the Company.

11.5 A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee and his committee may appoint a proxyholder.

11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion, he shall specify the number of shares each proxyholder shall be entitled to vote.

11.7 A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing, under the hand of the appointee or of his attorney duly authorized in writing, or, if such appointee is a corporation, either under its seal or under the hand of an officer duly authorized.

11.8  A proxyholder need not be a member of the Company if:

      (a) the Company is at the time a reporting company, or

      (b) the member appointing the proxyholder is a corporation,

      (c) or the Company shall have at the time only one member, or

      (d) the persons present in person or by proxy and entitled to vote at the meeting by resolution permit the proxyholder to attend and vote; for the purpose of such resolution the proxyholder shall be counted in the quorum but shall not be entitled to vote, and in all other cases a proxyholder must be a member of the Company.

11.9 A proxy and the power of attorney or other authority , if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting, not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote, or shall be deposited with the chairman of the meeting prior to the commencement thereof. In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time make regulations permitting the lodgings of proxies appointing proxyholders at some place or places other than the place at which a meeting or adjourned meeting of members is to be held and for particulars of such proxies to be cabled or telegraphed or sent in writing before the meeting or adjourned meeting to the Company or any agent of the Company for the purpose of receiving such particulars and providing that proxies appointing a proxyholder so lodged may be voted upon as though the proxies themselves were produced to the chairman of the meeting or adjourned meeting as required by this part and votes given in accordance with such regulations shall be valid and shall be counted.

11.10 A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, provided no prior notice in writing of the death, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting at which the vote was given.

11.11 Unless, in the circumstances, the Company Act requires any other form of proxy, a proxy appointing a proxyholder, whether for a specified meeting or otherwise, shall be in the form following, or in any other form that the directors shall approve:



                               (Name of Company)


The undersigned hereby appoints.................................................
(or failing him..........................................of.....................
 ..................), as proxyholder for the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the..................day of...................19...........and at any
adjournment of that meeting.


                                 Signed this...........day of..........., 19....


                                ................................................
                                             (Signature of Member)


PART 12   DIRECTORS

12.1 The management of the business of the company shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company is, by its Memorandum or otherwise, authorized to exercise and do, and which are not by these Articles or by statute or otherwise lawfully directed or required to be exercised or done by the Company in general meeting, but subject nevertheless to the provisions of all laws affecting the Company and of these Articles and to ally regulations not being inconsistent with these Articles which shall from time to time be made by the Company in general meeting; but no regulation made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that regulation had not been made.

12.2 The subscriber(s) to the Memorandum are the first directors. The directors to succeed the first directors and the number of directors may be determined in writing by a majority of the subscribers to the Memorandum. The number of directors may be changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but shall never be less than one while the Company is not a reporting company and three while the Company is a reporting company.

12.3 A director shall not be required to have any share qualification but any person not being a member of the Company who becomes a director shall be deemed to have agreed to be bound by the provisions of the Articles to the same extent as if he were a member of the Company.

12.4 The remuneration of the directors as such may from time to time be determined by the members, unless by ordinary resolution the directors are authorized to determine their remuneration. Such remuneration is to be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director. The directors shall be repaid such reasonable expenses as they may incur in and about the business of the Company and if any director shall perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specifically occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive, and the same shall be charged as part of the ordinary working expenses. Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may take contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.5 The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion's, not exceeding those vested in or exercisable by the directors under these Articles, and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorneys as the directors may think fit and may also authorize any such attorney to delegate all or any of the powers, authorities and discretion's vested in him.

12.6 A director who is in any way, whether directly or indirectly, interested in a contract or proposed contract or arrangement with the Company shall declare the nature of his interest at a meeting of the directors in accordance with the provisions of the Company Act. A director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken. Subject to the Company Act, the foregoing shall not apply to

      (a) any contract or transaction relating to a loan to the company, which a director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan, or

      (b) any contract or transaction made or to be made with, or for the benefit of an affiliated corporation of which a director is a director or officer, or

      (c) determining the remuneration of the directors, or

      (d) purchasing and maintaining insurance to cover directors against liability incurred by them as directors, or

      (e) the indemnification of any director by the Company.

      Subject to the Company Act, the foregoing prohibitions and exceptions thereto may from time to time be suspended or amended to any extent by ordinary resolution, either generally or in respect of any particular contract, arrangement or transaction or for any particular period.

12.7 A director may hold any office or place of profit under the Company, other than auditor, in conjunction with his office of director for such period and on such period and on such terms, as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Company Act, no director or intended director shall be disqualified by his office from contracting with the office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the Company Act, no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested shall be liable to be avoided.

12.8 Any director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a director

12.9 A director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.

12.10 Any director may, from time to time, appoint any person who is approved by resolution of the directors to be his alternate director. The appointee, while he holds office as an alternate director, shall be entitled to notice of meetings of the directors and, in the absence of the director for whom he is an alternate, to attend and vote thereat as a director or sign any resolution of directors to be consented to in writing, and shall not be entitled to be remunerated otherwise than out of the remuneration of the director appointing him. Any director may make or revoke an appointment of his alternate director by notice in writing or by telegram or cable to be delivered or addressed, postage or other charges prepaid, to the registered office of the Company. The directors may by resolution revoke any appointment of an alternate director, any such revocation to become effective upon notice thereof having been given to the director who made the appointment. No person shall act as an alternate for more than one director at any given time and no director may act as an alternate for any other director.

PART 13   TERMINATION OF DIRECTORSHIP OF DIRECTORS

13.1  The directorship of a director shall be immediately terminated:

      (a) if by notice in writing to the Company at its registered office he resigns;

      (b) if he is removed pursuant to Article 14.2;

      (c) if convicted within or without the Province of an indictable offence and the other directors resolve to remove him; or

      (d) if he ceases to be qualified to act as a director under the Company
          Act.

PART 14       RETIREMENT AND ELECTION OF DIRECTORS

14.1 At each annual general meeting of the Company all the directors shall retire and the Company shall elect a Board of Directors consisting of the number of directors for the time being fixed pursuant to these Articles. If in any calendar year the Company does not hold an annual general meeting, the directors appointed at the last annual general meeting of the Company shall be deemed to have been elected or appointed as directors on the last day on which the meeting could have been held pursuant to the Company Act and the directors so appointed or elected may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.

14.2 The Company may by special resolution remove any director and, by ordinary resolution, appoint another person in his stead. Any director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for re-election at such meeting.

14.3 The directors shall have power at any time and from time to time to appoint any person as a director, to fill a casual vacancy on the Board or a vacancy resulting from an increase of the number of directors necessitated by the Company Act upon the Company becoming a reporting company. Any director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for re-election at such meeting.

PART 15       PROCEEDINGS OF DIRECTORS

15.1 The directors may meet together at such places as they think fit for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings, as they see fit. The directors may from time to time fix the quorum necessary for the transaction of business and unless so fixed such quorum shall be a majority of the Board. The Chairman of the Board, if any, or in his absence the President of the Company, shall be chairman of all meetings of the Board, but if at any meeting neither the Chairman of the Board, if any, nor the President shall be present within 15 minutes after the time appointed for holding the same or if both the Chairman of the Board and the President, being present decline to act, the directors present may choose some one of their number to be chairman at such meeting. A director interested is to be counted in a quorum notwithstanding his interest. In the event the Company is a one-man company, a quorum shall consist of one.

15.2 A director may at any time, and the Secretary shall, upon the written request of a director, call a meeting of the directors. Reasonable notice thereof specifying the time and place of such meeting shall be mailed, postage prepaid, addressed to each of the directors at his registered address before the time fixed for the meeting or such notice may be given to each director either personally or by leaving it at his usual business or residential address or by telephone, telegram, telex or other method of transmitting visually recorded messages. It shall not be necessary to give to any director notice of a meeting of directors immediately following a general meeting at which such director has been elected or notice of a meeting of directors at which such director shall have been appointed. Accidental omission to give notice of a meeting of directors to, or the non-receipt of notice by, any director, shall not invalidate the proceedings at that meeting.

15.3 A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, power and discretion for the time being vested in or exercisable by the directors.

15.4 The continuing directors may act notwithstanding any vacancy in their body, but. if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of directors, the continuing directors or director may act for the purpose of filling vacancies increasing the number of directors to that number, or for the purpose of summoning a general meeting of the Company, but for no other purpose.

15.5 The directors may delegate any but not all of their powers to committees consisting of such of the directors as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed on it by the directors, and shall keep regular minutes of their transactions and shall cause such minutes to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board shall require.

15.6 A committee may elect a chairman of its meetings; if no such chairman is elected, or if at any meetings the chairman is not present within 15 minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

15.7 The members of a committee may meet and adjourn as they think proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and in case of an equality of votes the chairman shall not have a second or casting vote.

15.8 All acts done by any meeting of the directors or by a committee of directors or by any person acting as a director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified. be as valid as if every such person had been duly appointed and was qualified to be a director.

15.9 For the first meeting of the Board to be held immediately following the appointment or election of a director or directors at an annual or general meeting of shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meetings shall be necessary to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided that a quorum of directors is present.

15.10 Any director of the Company who may be absent either temporarily or permanently from the Province of British Columbia may file at the office of the Company a waiver of notice which may be by letter, telegram or cable of any meeting of the directors and may at any time withdraw such waiver, and until such waiver is withdrawn, no notice of meetings of directors shall be sent to such director, and any and all meetings of the directors of the Company, notice of which shall not have been given to such director, shall, provided a quorum of the directors is present, be valid and binding upon the Company.

15.11 Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes, the Chairman shall not have a second or casting vote.

15.12 A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages by all of the directors shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the dates stated therein or the latest date stated on any counterparts.

15.13 A director may participate in a meeting of the Board or of any committee of the directors through the use of conference telephones or other communication facilities by means of which all directors participating in the meeting can hear each other and provided that all such directors agree to such participation. A director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefore and be entitled to speak and vote thereat.

PART 16          OFFICERS

16.1 The Board of Directors shall from time to time appoint a President and a Secretary and may appoint such other officers of the Company as it may determine, none of whom, save the Chairman of the Board, if any, and the President, need be directors. Such officers shall be qualified pursuant to the Company Act to hold office. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member.

16.2 All appointments of officers shall be made upon such terms and conditions and at such remuneration, whether by way of salary, fee, commission, participation in profits, or otherwise, as the directors may determine, and every such appointment shall be subject to termination at the pleasure of the directors unless otherwise fixed by contract.

16.3 Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and nature, character and extent of the conflict.

16.4   The Secretary of the Company shall:

       (a) keep or cause to be kept the records of the Company in accordance with the provisions of the Company Act;

       (b) make or cause to be made all required filings with the Registrar of Companies for the Province of British Columbia, including the filing within 14 days of being passed, a certified copy of every resolution which by the Company Act does not take effect until such filing has been made; and

       (c)    perform such other duties as may be assigned to the office.


PART 17       MINUTES, DOCUMENTS AND RECORDS

17.1 The directors shall cause minutes to be duly entered in books provided for the purposes:

       (a)    of all appointments of officers;

       (b) of the names of the directors or their alternates present at each meeting of directors and any committee of directors;

       (c)    of all orders made by the directors or committees of directors;

       (d) of all resolutions and proceedings of general meetings of the Company and of all meetings of the directors and of committees of directors;

       (e) of all waivers signed or resolutions passed by consent being given thereto in writing.

17.2 The directors shall cause the Company to keep at its records office or at such other place as the Company Act may permit, the documents, copy documents, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place.

PART 18       EXECUTION OF DOCUMENTS

18.1 The directors may provide a common seal for the company and for its use and the directors shall have power from time to time to destroy the same and substitute a new seal in place thereof.

18.2 Subject to the provisions of the Company Act, the directors may provide for use in any other Province, Territory, State or Country an official seal, which shall have on its face the name of the Province, Territory, State or Country;

18.3 If the Company has a common seal, the directors shall provide for its safe custody and it shall not be impressed on any instrument except when such impression is attested by the signature or signatures of:

       (a) the President, a Vice-President or director, together with the Secretary or an Assistant Secretary; or

       (b)    any two directors; or

       (c) such one or more directors or officers as may be prescribed from time to time by resolution of the directors; or

       (d) where the company has but one director, that director or the Secretary or an Assistant Secretary.

18.4 The signature of any officer of the Company may, if authorized by the directors, be printed, lithographed, engraved or other vise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term "Instrument" as used in this Article shall include deeds, mortgages, hypothecates, charges, conveyances, transfers and assignments of property, real or personal, agreements releases, receipts and discharges for the payment of money or other obligations, certificates of the Company's shares, share warrants of the Company, bonds, debentures and other debt obligations of the company, and all paper writings.

PART 19       DIVIDENDS

19.1 The directors may declare dividends and fix the date of record therefore and the date for payment thereof. No notice need be given of the declaration of any dividend. If no date of record is fixed, the date of record shall be deemed to be the same date as the date the dividend is declared. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the directors as to the sufficiency of such funds and/or assets available for dividends shall be conclusive.

19.2 Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.

19.3 No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

19.4 The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paidup shares, bonds, debentures or other debt obligations of the Company, or in anyone or more of these ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the persons entitled as may seem expedient to the directors.

19.5 Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

19.6 Any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Anyone of two or more joint holders may give effectual receipts for any dividends, bonuses or other monies payable in respect of the shares held by them as joint holders, and the Company is not bound to see to the execution of any trust in respect of shares of the Company. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

19.7   No dividend shall be paid if:

       (a)    the Company is insolvent; or

       (b)    the payment of the dividend would render the Company insolvent; or

       (c) the Company has outstanding shares containing rights which provide that those shares shall be redeemed or purchased on or before a certain date and provision has not been made for a capital redemption fund in compliance with the Company Act.

19.8 A transfer of a share shall not pass the right to any dividend declared thereon before the registration of the transfer in the register.

19.9 Notwithstanding any other provisions of these Articles should any dividend result in any shareholders being entitled to a fractional part of a share of the Company, the directors shall have the right to pay such shareholders in place of that fractional share, the cash equivalent thereof calculated on the par value thereof or, in the case of shares without nominal or par value, calculated on the price or consideration for which such shares were or were deemed to be issued, and shall have the further right and complete discretion to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Company.

19.10 The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as appropriations from income, which shall at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the profits of the company may be properly applied, and pending such application may, either be employed in the business of the Company or be invested in such investments as the directors in their discretion may from time to time determine.

PART 20       ACCOUNTS

20.1 The directors shall cause records and books of accounts to be kept as necessary to properly record the financial affairs and conditions of the Company and to comply with the provisions of statutes applicable to the Company.

20.2 The directors shall determine the place at which the accounting records of the Company shall be kept and those records shall be open to the inspection of any director during the normal business hours of the Company.

20.3 The directors shall determine to what extent, at what times and places and under what conditions the accounting records of the Company shall be open to the inspection of members.

PART 21       NOTICES

21.1 In this Part 21, unless the context otherwise requires, the word notice shall include a notice, statement, report or any other document.

21.2 In addition to any other method of giving notice as set out in the Company Act, or as otherwise set out in these Articles, a notice may be given or delivered to any member or director, either personally or by sending it by post to him in a letter, envelope or wrapper, postage prepaid, addressed to the member or director at his registered address. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof

21.3 A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.

21.4 A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter, envelope or wrapper addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

21.5 Any notice or document sent by post to or left at the registered address of any member shall, notwithstanding that member is then deceased and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by that deceased member, until some other person is registered in his place as the member or joint member in respect of those shares, and that service shall for all purposes of these Articles be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.

21.6 Any notice sent by post shall be deemed to have been served on the day following that on which the letter, envelope or wrapper containing that notice is posted, and in proving service thereof it shall be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in a Canadian Government post office, postage prepaid.

21.7 If a number of days notice or a notice extending over any other period is required to be given, the day of service shall not, unless it is otherwise provided in these Articles, be counted in the number of days or other period required.

21.8 Notice of every general meeting shall be given in the manner authorized by these Articles, to:

       (a) every member holding a share or shares carrying the right to vote at such meetings on the record date or, if no record date was established by the directors, on the date of mailing;

       (b)    the personal representative of a deceased member,

       (c)    the trustee in bankruptcy of a bankrupt member,

       (d)    and the auditor of the Company, if any.

PART 22 INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS, EMPLOYEES AND CERTAIN AGENTS

22.1 The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether or not brought by the Company or by a corporation or other legal entity or enterprise, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful; provided that no one shall be indemnified hereunder:

       (a) if he has failed to carry out his duty to act in accordance with the Company Act or any rule of law; and in any event.

       (b) until court approval has been granted with respect to such indemnification.

       The determination of any action, suit or proceeding by judgment, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

22.2 The Company shall indemnify any person other than a director in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, willful act or default or fraud by such person in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.

22.3 The indemnification provided by this Part shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other Part, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall ensure to the benefit of the heirs, executors and administrators of such person. The indemnification provided by this Article shall not be exclusive of any powers, rights, agreements or undertakings which may be legally permissible or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this part, the indemnification authorized by this Part shall be applicable only to the extent that any such indemnification shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this Part.

22.4 The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it. The failure of a director or officer of the Company to comply with the provisions of the Company Act, the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part

22.5 Subject to the Company Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of any security in or upon which any of the monies of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy , insolvency , or tortious act of any person, firm or corporation with whom or which any monies, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own willful act or default, negligence, breach of trust or breach of duty.

22.6 Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement

22.7 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise and his heirs and representatives against any liability incurred by him as a director, officer, employee or agent.

PART 23       PROHIBITIONS

23.1 No transfer of shares shall be entered in the register of members without the prior approval of the majority of directors, and the Company shall not keep a branch register of members outside the Province of British Columbia unless the Company Act so permits.


PART 24       RESTRICTION ON SHARE TRANSFERS

24.1 Notwithstanding anything contained in these Articles the directors may in their absolute discretion decline to register any transfer of shares and shall not be required to disclose their reasons therefor; provided that at such time as the securities of the Company have been listed for trading on any stock exchange or any regulatory authority has accepted for filing and has issued a receipt for a prospectus qualifying the distribution of the Company's securities to the public, any restriction on the transfer of shares of the Company shall, by that fact, be removed.

24.2 No shares in the capital of the Company shall be transferred by any member, or the personal representative of any deceased member or trustee in bankruptcy of any bankrupt member, or the liquidator of a member which is a corporation, except under the following conditions.

       (a) A person (herein called the "proposing transferor") desiring to transfer any share or shares in the Company shall give notice in writing (herein called the "transfer notice") to the Company that he desires to transfer the same. The transfer notice shall specify the price, which shall be expressed in lawful money of Canada, and the terms of payment upon which the proposing transferor is prepared to transfer the share or shares and shall constitute the Company his agent for the sale thereof to any member or members of the Company at the price and upon the terms of payment so specified. The transfer notice shall also state whether or not the proposing transferor has had an offer to purchase the shares or any of them from, or proposes to sell the shares or any of them to, any particular person or persons who are not members and if so the names and addresses of such persons shall be specified in the transfer notice. The transfer notice shall constitute an offer by the proposing transferor to the other members of the Company holding shares of the class or classes included in the transfer notice and shall not be revocable except with the sanction of the directors. If the transfer notice pertains to shares of more than one class, then the consideration and terms of payment for each class of shares shall be stated separately in the transfer notice.

       (b) The directors shall forthwith upon receipt thereof transmit the transfer notice to each of the members, other than the proposing transferor, holding shares of the class or classes set forth in the transfer notice and request the member to whom the transfer notice is sent to state in writing within 14 days from the date of the transfer notice whether he is willing to accept any, and if so, the maximum number of shares he is willing to accept at the price and upon the terms specified in the transfer notice. A member shall only be entitled to purchase shares of the class or classes held by him.

       (c)    Upon the expiration of the 14-day notice period referred to in
              Article 24.2 (b), if the directors shall have received from the members entitled to receive the transfer notice sufficient acceptances to take up the full number of shares offered by the transfer notice and, if the transfer notice includes shares of more than one class, sufficient acceptances from the members of each class to take up the full number of shares of each class offered by the transfer notice, the directors shall thereupon apportion shares so offered among the members so accepting and so far as may be, pro rata, according to the number of shares held by each of them respectively, and in the case of more than one class of shares, then pro rata in respect of each class. If the directors shall not have received sufficient acceptances as aforesaid, they may, but only with the consent of the proposing transferor who shall not be obliged to sell to members in the aggregate less than the total number of shares of one or more classes of shares offered by the transfer notice, apportion the shares so offered among the members so accepting so far as may be according to the number of shares held by each respectively but only up to the amount accepted by such members respectively. Upon any such apportionment being made the proposing transferor shall be bound upon payment of the price to transfer the shares to the respective members to whom the directors have apportioned same. If, in any case, the proposing transferor, having become so bound fails in transferring any share, the Company may receive the purchase money for that share and shall upon receipt cause the name of the purchasing member to be entered in the register as the holder of the shares and cancel the certificate of the share held by the proposed transferor, whether the same shall be produced to the Company or not, and shall hold such purchase money in trust for the proposing transferor. The receipt of the Company for the purchase money shall be a good discharge to the purchasing member and after his name has been entered in the register the validity of the proceedings shall not be questioned by any person.

       (d) In the event that some or all of the shares offered shall not be sold under the preceding Articles within the 14 day period referred to in Article 24.2 (b), the proposing transferor shall be at liberty for a period of 90 days after the expiration of that period to transfer such of the shares so offered as are not sold to any person provided that he shall not sell them at a price less than that specified in the transfer notice or on terms more favorable to a purchaser than those specified in the transfer notice.

       (e) The provisions as to transfer contained in this Article shall not apply:


              (i) If before the proposed transfer of shares is made, the transferor shall obtain consents to the proposed transfer from members of the Company, who at the time of the transfer are the registered holders of two-thirds or more of the issued shares of the class to be transferred of the Company or if the shares comprise more than one class, then from the registered holders of two-thirds or more of the shares of each class to be transferred and such consent shall be taken to be a waiver of the application of the preceding Articles as regards such transfer, or

              (ii) to a transfer of shares desired to be made merely for the purpose of effectuating the appointment of a new trustee for the owner thereof, provided that it is proved to the satisfaction of the Board that such is the case.

FULL NAME, ADDRESS, AND OCCUPATION OF SUBSCRIBERS
-------------------------------------------------------------------




 Guy Cramer,                                  /s/ Guy Cramer
                                              -----------------------
 1669 Manning Avenue (Bsmt),                  Signature of Subscriber
 Port Coquitlam, B.C. V3B 1K7
 Sales Executive



 Gino Gemma,                                  /s/ Gino Gemma
                                              -----------------------
 6441 Lougheed Highway,                       Signature of Subscriber
 Bumaby, B.C. VSB 3A1
 Executive


 DATED at Vancouver, B C this 9/th/ day of Feb. 1999.
                              -----        ---